UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03712

Exact name of registrant as specified in charter:	Dryden Government Income Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Marguerite E. H. Morrison
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7525

Date of fiscal year end:	2/29/2004

Date of reporting period:	2/29/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Dryden Government Income Fund, Inc.

Formerly known as Prudential Government Income Fund, Inc.

FEBRUARY 29, 2004	ANNUAL REPORT

FUND TYPE

Government securities

OBJECTIVE

High current return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

April 19, 2004

As the stock market slowed in the first quarter of 2004 following its particularly strong performance in 2003, some investors still seemed to be watching developments from the sidelines. Though the economy appears sound, given the unsettled global political climate and uncertain job growth in the United States, we can understand that some investors may want to remain cautious. For those with long-term goals, however, keeping assets in short-term savings and money market accounts may be a losing proposition as meager yields will be eroded by taxes, and even low annual inflation will reduce purchasing power. A broadly diversified asset allocation can help protect you against inflation and increase your chances of participating in economic growth.

We recommend that you develop a diversified asset allocation strategy in consultation with a financial professional who knows you and who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. JennisonDryden mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

Whether you are investing for your retirement, your children’s education, or some other purpose, JennisonDryden mutual funds offer the experience, resources, and professional discipline of three leading asset managers that can make a difference for you. JennisonDryden funds are managed by Prudential Investment Management’s public equity and fixed income asset management businesses. The equity funds are managed by Jennison Associates and Quantitative Management. Prudential Fixed Income manages the JennisonDryden fixed income and money market funds.

Thank you for your confidence in JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Dryden Government Income Fund, Inc.

Dryden Government Income Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Government Income Fund, Inc. (the Fund) is high current return. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain current performance data to the most recent month-end by visiting our website at www.jennisondryden.com or by calling us at (800) 225-1825.

Cumulative Total Returns[1] as of 2/29/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	2.34%	35.87%	85.61%	166.86%

Class B	1.50	31.84	74.32	262.64 (258.74)

Class C	1.72	32.53	N/A	80.18

Class Z	2.48	37.42	N/A	65.06

Lehman Brothers Government Bond Index[3]	3.04	40.79	97.11	***

Lipper General U.S. Government Funds Avg.[4]	1.93	33.38	78.36	****

Average Annual Total Returns[1] as of 3/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–1.26%	5.40%	6.24%	6.86%

Class B	–2.32	5.62	6.08	7.07 (7.01)

Class C	1.89	5.89	N/A	6.35

Class Z	3.65	6.64	N/A	6.49

Lehman Brothers Government Bond Index[3]	4.24	7.19	7.36	***

Lipper General U.S. Government Funds Avg.[4]	2.98	5.94	6.27	****

Distributions and Yields[1] as of 2/29/04
			Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A			$0.38	3.25%

Class B			$0.32	2.65

Class C			$0.34	2.90

Class Z			$0.41	3.64

1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares respectively, the returns for these classes would have been lower. During the period ended February 29, 2004, the Fund charged a maximum front-end sales charge of 4.00% for Class A shares and a 12b-1 fee of up to 0.30%

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annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase and a 12b-1 fee of up to 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. During the period ended February 29, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge, the CDSC of 1% for Class C shares purchased on or after that date will apply for 12 months from the date of purchase, and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses. 2Inception dates: Class A, 1/22/90; Class B, 4/22/85; Class C, 8/1/94; and Class Z, 3/4/96. 3The Lehman Brothers Government Bond Index is an unmanaged index of securities issued or backed by the U.S. Government, its agencies, and instrumentalities with between 1 and 30 years remaining to maturity. It gives a broad look at how U.S. Government bonds have performed. Investors cannot invest directly in an index. 4The Lipper General U.S. Government Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General U.S. Government Funds category for the periods noted. Funds in the Lipper Average invest primarily in U.S. government and agency issues. The returns for the Lehman Brothers Government Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***Lehman Brothers Government Bond Index Closest Month-End to Inception cumulative total returns as of 2/29/04 are 195.11% for Class A, 384.68% for Class B, 100.29% for Class C, and 73.53% for Class Z. Lehman Brothers Government Bond Index Closest Month-End to Inception average annual total returns as of 3/31/04 are 8.00% for Class A, 8.75% for Class B, 7.55% for Class C, and 7.17% for Class Z. ****Lipper Average Closest Month-End to Inception cumulative total returns as of 2/29/04 are 161.04% for Class A, 303.68% for Class B, 82.39% for Class C, and 59.73% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 3/31/04 are 7.03% for Class A, 7.67% for Class B, 6.46% for Class C, and 6.03% for Class Z.

Five Largest Issuers* expressed as a percentage of total investments as of 2/29/04
Federal National Mortgage Assoc.	27.1%

U.S. Treasury Obligations	12.7

Federal Home Loan Mortgage Corp.	11.0

Federal Home Loan Bank	5.6

Government National Mortgage Assoc.	4.7

*Issuers	are subject to change.

Dryden Government Income Fund, Inc.	3

Investment Adviser’s Report

Prudential Investment Management, Inc.

Volatile year for U.S. high-quality bond market

The high-quality U.S. bond market posted a modest return for the Fund’s fiscal year that began March 1, 2003 primarily due to one key development. High-quality bond prices fluctuated so sharply that significant gains made early in the Fund’s 12-month reporting period were largely erased later, as investors reacted to changing monetary policy and improving economic conditions in the United States.

In this challenging investment environment, the Fund benefited from our security selection among mortgage pass-through securities and from having exposure to U.S. Treasury inflation-protected securities, which are commonly called “TIPS.” In addition, our decision to maintain a position in commercial mortgage-backed securities helped the Fund because they performed well on a relative basis for the Fund’s fiscal year.

Nevertheless, for our 12-month reporting period ended February 29, 2004, Class A shares posted a cumulative total return that lagged its benchmark, the Lehman Brothers Government Bond Index, though it should be noted that the Index does not include the effect of mutual fund operating expenses. The Class A shares’ cumulative total return exceeded the Lipper General U.S. Government Funds Average for the Fund’s fiscal year. Both the Fund and its Lipper peer group factor in operating expenses.

Key short-term rate declined to 45-year low

Early in the reporting period, there was concern that the economy would suffer if the United States became involved in a war in Iraq. After the conflict began in late March 2003, continued worries over economic conditions eventually led to speculation that the Federal Reserve (the Fed) might aggressively cut short-term interest rates with the goal of stimulating growth. The Fed had also expressed concern that deflation, or falling prices, could harm the economy. The Fed hinted that it might even resort to buying long-term bonds to exert downward pressure on interest rates.

Anticipation of declining short-term rates drove bond yields sharply lower. By mid-June 2003, the yield on the benchmark 10-year Treasury note had fallen to its lowest level in more than 40 years. This sent bond prices soaring, since bond prices move in the opposite direction of yields. When the Fed eased monetary policy in late June 2003, it only reduced its target for the federal funds rate (the interest rate that banks charge each other for overnight loans) by a quarter of a percentage point to 1%, its lowest level in 45 years. Disappointment over the modest rate cut (some investors had expected half a percentage point) and signs of accelerating economic growth led investors to demand significantly higher yields on bonds during June, July, and August 2003, which drove their prices substantially lower.

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For the remainder of our reporting period, high-quality bonds were less volatile, as their prices did not move sharply higher or sharply lower. Better economic conditions and rising corporate earnings fueled impressive gains in stocks and high yield corporate bonds, which pulled some investors away from high-quality bonds.

Focus on commercial mortgage-backed bonds

The Fund benefited from its exposure to commercial mortgage-backed securities, which performed better than Treasurys on a duration-adjusted basis for our 12-month reporting period ended February 29, 2004. Commercial mortgage-backed securities were in demand because they are not subject to prepayments like securities backed by residential mortgages and they provided an attractive amount of incremental yield beyond yields available on Treasurys. Furthermore, investors were encouraged because, overall, there was only a moderate level of delinquent payments on the underlying commercial mortgages.

Meanwhile, mortgage pass-through securities were hit with prepayments as homeowners took advantage of low interest rates by refinancing their mortgages. In the first several months of the Fund’s fiscal year when declining interest rates caused prepayments to accelerate, the Fund benefited from our tendency to favor mortgage pass-through securities that experienced slower-than-usual prepayments. When mortgage pass-through securities began to perform better in late 2003, we sold some of them and used their proceeds along with money received from prepayments to purchase Treasurys as well as federal agency securities that can be retired (or called) ahead of their scheduled maturity dates.

Inflation concerns put the spotlight on TIPS

Volatile market conditions allowed us to take advantage of attractive opportunities to buy and sell Treasurys, particularly TIPS. TIPS appeal to investors who fear that accelerating economic growth will eventually fuel rising inflation, which erodes the value of bonds’ fixed interest payments. TIPS compensate for inflation as the U.S. Treasury periodically adjusts the principal value of TIPS for inflation and pays interest semiannually based on the adjusted amount.

Callable federal agency securities provided attractive yields

Considering the generally low level of interest rates, we found high-quality bonds that provided relatively attractive yields among callable federal agency debt securities. Their yields compensated investors for the fact that the debt securities could be retired ahead of schedule by the federal agencies that issued them.

Dryden Government Income Fund, Inc.	5

Investment Adviser’s Report

Cont’d.

The Fund held federal agency debt securities of the Federal Home Loan Mortgage Corp. (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae). Congress created both stockholder-owned firms to make money more widely available for mortgages. In 2003, Freddie Mac had to restate its earnings higher because of accounting irregularities. This hurt the prices of federal agency debt securities, as investors were concerned about earnings volatility at Freddie Mac and Fannie Mae. Later in our reporting period, federal agency debt securities regained most of the ground they lost on the view that any new regulations affecting Freddie Mac and Fannie Mae will essentially help improve their balance sheets.

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Portfolio of Investments

FEBRUARY 29, 2004	ANNUAL REPORT

Dryden Government Income Fund, Inc.

Portfolio of Investments

as of February 29, 2004

Principal Amount (000)	Description	Value (Note 1)

LONG-TERM INVESTMENTS 89.2%

Municipal Bond 0.7%

$11,851	New Jersey Economic Development Authority, Ser. B, Zero Coupon, 2/15/12	$8,299,966

Asset Backed Securities 7.7%

1,326	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2000-WF1, Class A1, 7.64%, 2/15/32	1,464,403
17,000	First Union Lehman Brothers Commercial Trust, Ser. 1997-C1, Class A3, 7.38%, 4/18/29	18,938,321
5,333	First Union National Bank Commercial Mortgage Trust, Ser. 2000-C1, Class A1, 7.739%, 5/17/32	5,997,165
8,654	Ser. 2000-C2, Class A1, 6.94%, 10/15/32	9,533,599
18,200	GS Mortgage Securities Corp. II, Ser. 2003-C1, Class A3, 4.608%, 1/10/40	18,367,147
10,000	Keycorp, Ser. 2000-C1, Class A2, 7.727%, 5/17/32	11,895,221
9,800	MBNA Master Credit Card Trust, Ser. 1999-J, Class A, 7.00%, 2/15/12	11,428,328
1,455	Merrill Lynch Mortgage Investors, Inc., Ser. 1996-C1, Class A3, 7.42%, 4/25/28	1,500,538
8,760	Morgan Stanley Dean Witter Capital, Ser. 2001-TOP1, Class A2, 6.32%, 2/15/33	9,546,991
1,327	Mortgage Capital Funding, Inc., Ser. 1998-MC2, Class A1, 6.325%, 6/18/30	1,357,122

	Total asset backed securities	90,028,835

See Notes to Financial Statements.

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Principal Amount (000)	Description	Value (Note 1)

Collateralized Mortgage Obligations 10.0%

	Federal Home Loan Mortgage Corp., Ser. 2496, Class PM,
$9,000	5.50%, 9/15/17	$9,312,470
7,000	Ser. 2501, Class MC, 5.50%, 9/15/17	7,373,718
6,650	Ser. 2513, Class HC, 5.00%, 10/15/17	6,661,573
5,500	Ser. 2518, Class PV, 5.50%, 6/15/19	5,635,921
8,000	Federal National Mortgage Assoc., 5.00%, 2/1/19	8,223,362
10,000	5.50%, 4/25/17	10,654,832
2,201	5.50%, 10/1/18	2,295,656
3,466	5.50%, 10/1/18	3,614,536
1,859	5.50%, 11/1/18	1,938,842
4,483	7.00%, 9/1/33	4,761,328
1,116	7.00%, 10/1/33	1,184,965
10,255	7.00%, 11/1/33	10,891,246
1,757	7.00%, 11/1/33	1,866,478
7,400	Ser. 2002-57, Class ND, 5.50%, 9/25/17	7,809,373
18,000	Ser. 2002-94, Class HQ, 4.50%, 1/25/18	17,749,330
746	Ser. 2003-59, Class ZH, 4.50%, 8/25/18	746,334
4,551	Ser. 2003-85, Class ZH, 4.50%, 9/25/18	4,564,149
9	Federal National Mortgage Assoc., R.E.M.I.C. Trust, Ser. 1993-76, Class B, 6.00%, 6/25/08	8,687
1,000	Government National Mortgage Assoc., 5.00%, 1/15/34	1,004,128
1,000	5.00%, 1/15/34	1,004,077
999	5.00%, 1/15/34	1,002,914
1,001	5.00%, 2/15/34	1,005,205
6,607	Structured Adjustable Rate Mortgage Loan, Ser. 2004-1, Class 4A3, 4.17%, 2/25/34	6,671,437

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	9

Portfolio of Investments

as of February 29, 2004 Cont’d.

Principal Amount (000)		Description	Value (Note 1)

$1,906		Washington Mutual Mortgage Securities Corp., Ser. 2002-AR4, Class A7, 5.508%, 4/26/32	$1,931,710

		Total collateralized mortgage obligations	117,912,271

U.S. Government Agency Securities 55.3%

8,000		Federal Home Loan Bank, 4.188%, 2/20/07	8,634,000
29,070	(d)	4.75%, 8/13/10	30,649,547
36,000		7.625%, 5/15/07	41,676,804
37,820	(b)	Federal Home Loan Mortgage Corp., 4.375%, 2/4/10	38,270,323
18,755		4.50%, 1/15/13	19,032,743
17,593		4.75%, 12/8/10	18,007,386
18,750		5.25%, 11/5/12	19,182,338
11,500	(a)	6.00%, TBA	11,920,463
5,377		6.50%, 8/01/10 - 9/01/32	5,687,153
13,585		7.00%, 2/01/09 - 9/01/32	14,362,372
1	(f)	7.375%, 3/1/06	994
0	(c)	7.50%, 6/1/24	53
956		8.00%, 1/01/22 - 5/01/23	1,046,255
460		8.50%, 6/01/07 - 11/01/19	503,896
771		9.00%, 9/01/05 - 1/01/20	854,758
286		11.50%, 10/1/19	325,215
		Federal National Mortgage Assoc.,
18,250	(d)	4.00%, 9/2/08	18,790,893
38,690		4.375%, 7/17/13	37,899,486
53,500	(a)	5.00%, TBA	54,921,067
17,000	(a)	5.00%, TBA	17,026,554
2,000	(a)	5.50%, TBA	2,083,124
750	(a)	7.00%, TBA	796,406
49,130	(b)	5.50%, 7/18/12 - 2/01/17	50,909,967
5,992		6.00%, 11/1/14	6,330,278
8,673		6.30%, 3/1/11	9,702,863
49,249		6.50%, 6/01/08 - 10/01/32	52,090,948
44,954		7.00%, 4/01/08 - 2/01/34	47,897,035
12,355		7.50%, 12/01/06 - 10/01/26	13,218,801
2		8.00%, 10/1/24	2,454
593		8.50%, 6/01/17 - 3/01/25	646,974
447		9.00%, 4/01/25	498,399
124		9.50%, 10/01/19 - 2/01/25	138,296

See Notes to Financial Statements.

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Principal Amount (000)		Description	Value (Note 1)

		Government National Mortgage Assoc.,
$26,000	(a)	5.00%, TBA	$26,073,112
25,943		7.00%, 2/15/09 - 2/15/29	27,806,248
4,464		7.50%, 7/15/07 - 10/15/24	4,819,526
2,676		8.50%, 4/15/25	2,954,216
1,602		9.50%, 10/15/09 - 12/15/17	1,788,966
		Government National Mortgage Assoc. II,
176		9.50%, 5/20/18 - 8/20/21	195,531
		Small Business Administration,
		Ser. 1995-20B,
5,765		8.15%, 2/1/15	6,415,129
		Ser. 1995-20L,
11,569		6.45%, 12/1/15	12,518,182
		Ser. 1996-20H,
15,653		7.25%, 8/1/16	17,303,807
		Ser. 1996-20K,
10,581		6.95%, 11/1/16	11,629,177
		Ser. 1997-20A,
4,755		7.15%, 1/1/17	5,258,281
		Ser. 1998-20I,
9,392		6.00%, 9/1/18	10,136,920

		Total U.S. government agency securities	650,006,940

U.S. Government Obligations 15.5%

		United States Treasury Bonds,
10,800		5.25%, 11/15/28	11,264,487
18,720		5.375%, 2/15/31	20,172,260
9,930		5.50%, 8/15/28	10,707,330
		United States Treasury Notes,
18,063		1.875%, 7/15/13	18,623,242
13,095	(d)	3.00%, 2/15/09	13,125,695
36,000	(d)	4.25%, 8/15/13	36,900,000
69,840	(d)	4.25%, 11/15/13	71,425,019

		Total U.S. government obligations	182,218,033

		Total long-term investments (cost $1,018,975,077)	1,048,466,045

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	11

Portfolio of Investments

as of February 29, 2004 Cont’d.

Principal Amount (000)		Description	Value (Note 1)

SHORT-TERM INVESTMENTS 33.0%

Commercial Paper 21.7%

		Amsterdam Funding Corp.,
$30,000		1.02%, 3/15/04	$29,988,100
		Credit Agricole Indosuez,
10,000	(e)	1.04%, 3/4/04	9,998,555
		Delaware Funding Corp.,
20,538	(e)	1.03%, 3/17/04	20,527,423
30,000	(e)	Falcon Asset Securitization Corp., Zero Coupon, 3/23/04	29,979,300
15,000	(e)	1.04%, 3/3/04	14,998,267
		Fleet Funding Corp.,
25,000		1.03%, 3/23/04	24,984,264
		GE Capital International Funding,
30,000	(e)	1.04%, 3/15/04	29,986,133
		General Electric Capital Corp.,
50,000		1.03%, 3/18/04	49,975,681
		Greenwich Capital Holding Funding,
20,000	(e)	1.06%, 4/5/04	19,978,211
		Norddeutsche Landesbank Luxembourg,
25,000	(e)	1.03%, 3/12/04	24,990,701

		Total commercial paper	255,406,635

Repurchase Agreement 11.3%

132,881		Joint Repurchase Agreement Account, 1.07%, 3/1/04, (Note 6)	132,881,000

		Total short-term investments (cost $388,287,635)	388,287,635

		Total Investments 122.2% (cost $1,407,262,712; Note 5)	1,436,753,680
		Liabilities in excess of other assets (22.2%)	(261,403,269)

		Net Assets 100.0%	$1,175,350,411

See Notes to Financial Statements.

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R.E.M.I.C.—Real Estate Mortgage Investment Conduit.

(a)	The aggregate value of $112,820,726 represents a to-be-announced (“TBA”) mortgage dollar roll, see Notes 1.
(b)	Partial principal amount pledged as collateral for financial future contracts.
(c)	Represents actual principal amount (not rounded to nearest thousand).
(d)	Securities, or portion thereof, on loan, see Note 4.
(e)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(f)	Fair-valued security-value is determined by the Valuation Committee or Board of Directors in consultation with the investment adviser.

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	13

Statement of Assets and Liabilities

as of February 29, 2004

Assets

Investments, at value, including securities on loan of $145,758,316 (cost $1,274,381,712)	$1,303,872,680
Repurchase Agreement (cost $132,881,000) (Note 6)	132,881,000
Cash	4,104
Receivable for investments sold	14,084,133
Interest receivable	6,891,757
Receivable for Fund shares sold	1,201,815
Due from broker-variation margin	211,771
Prepaid expenses	35,560

Total assets	1,459,182,820

Liabilities

Payable to broker for collateral for securities on loan	150,458,591
Payable for investments purchased	128,997,445
Payable for Fund shares repurchased	2,216,708
Accrued expenses	829,291
Dividends payable	470,288
Management fee payable	465,687
Distribution fee payable	324,481
Deferred directors’ fees	69,918

Total liabilities	283,832,409

Net Assets	$1,175,350,411

Net assets were comprised of:
Shares of beneficial interest at par	$1,264,100
Paid-in capital in excess of par	1,207,734,574

1,208,998,674
Accumulated net realized loss on investments	(62,514,289)
Net unrealized appreciation on investments	28,866,026

Net assets, February 29, 2004	$1,175,350,411

See Notes to Financial Statements.

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Class A

Net asset value and redemption price per share ($909,359,737 ÷ 97,817,616 shares of common stock issued and outstanding)	$9.30
Maximum sales charge (4% of offering price)*	.39

Maximum offering price to public	$9.69

Class B

Net asset value, offering price and redemption price per share ($163,800,004 ÷ 17,589,169 shares of common stock issued and outstanding)	$9.31

Class C

Net asset value and redemption price per share ($23,571,620 ÷ 2,531,081 shares of common stock issued and outstanding)	$9.31
Sales charge (1% of offering price)	.09

Offering price to public	$9.40

Class Z

Net asset value, offering price and redemption price per share ($78,619,050 ÷ 8,472,104 shares of common stock issued and outstanding)	$9.28

*Effective	March 15, 2004 the maximum sales charge was changed to 4.5% of offering price.

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	15

Statement of Operations

Year Ended February 29, 2004

Net Investment Income

Income
Interest	$63,304,871
Income from securities lending (net)	410,687

Total net income	63,715,558

Expenses
Management fee	6,457,689
Distribution fee—Class A	2,434,433
Distribution fee—Class B	1,866,310
Distribution fee—Class C	207,784
Transfer agent’s fees and expenses	1,860,000
Reports to shareholders	453,000
Custodian’s fees and expenses	377,000
Registration fees	114,000
Legal fees and expenses	62,000
Directors’ fees	31,000
Audit fee	24,000
Miscellaneous	51,491

Total expenses	13,938,707

Net investment income	49,776,851

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	14,869,864
Financial futures contracts	(5,865,982)
Options written	1,872,177

10,876,059

Net change in unrealized depreciation on:
Investments transactions	(32,240,372)
Financial futures contracts	(3,519,145)

(35,759,517)

Net loss on investments	(24,883,458)

Net Increase In Net Assets Resulting From Operations	$24,893,393

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended
	February 29, 2004	February 28, 2003
Increase (Decrease) In Net Assets

Operations
Net investment income	$49,776,851	$59,675,958
Net realized gain on investment transactions	10,876,059	24,084,814
Net change in unrealized appreciation (depreciation) on investments	(35,759,517)	33,812,988

Net increase in net assets resulting from operations	24,893,393	117,573,760

Dividends from net investment income (Note 1)
Class A	(40,257,476)	(49,282,125)
Class B	(6,586,125)	(8,018,372)
Class C	(1,007,304)	(1,113,221)
Class Z	(4,263,491)	(4,498,042)

	(52,114,396)	(62,911,760)

Fund share transactions (Net of share conversions) (Note 7)
Net proceeds from shares subscribed	295,487,910	468,972,304
Net asset value of shares issued to shareholders in reinvestment of dividends	38,094,369	44,995,727
Cost of shares reacquired	(529,839,461)	(372,999,015)

Net increase (decrease) in net assets from Fund share transactions	(196,257,182)	140,969,016

Total increase (decrease)	(223,478,185)	195,631,016

Net Assets

Beginning of year	1,398,828,596	1,203,197,580

End of year	$1,175,350,411	$1,398,828,596

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	17

Notes to Financial Statements

Dryden Government Income Fund, Inc., (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund’s investment objective is to seek high current return. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange other than options on securities and indices are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which pricing services does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Director’s approved fair valuation procedures. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

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Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to

Dryden Government Income Fund, Inc.	19

Notes to Financial Statements

Cont’d

purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written option transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial future contracts and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Dollar Rolls: The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund’s policy is to record the components of the dollar rolls as purchase and sale transactions. The Fund had dollar rolls outstanding as of February 29, 2004, which are included in Receivable for Investments Sold and Payable for Investments Purchased on the Statement of Assets and Liabilities. The Fund maintains a segregated account of U.S. government

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securities or other liquid assets, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

The Fund is subject to the risk that the market value of the securities is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or loss from investment on sales of portfolio securities are calculated on the identified cost basis.

Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or loss are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dryden Government Income Fund, Inc.	21

Notes to Financial Statements

Cont’d

Dividends and Distributions: The Fund declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains if any, are made annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Federal Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of ..50% of the Fund’s average daily net assets up to and including $3 billion and .35% of 1% of the average daily net assets of the Fund in excess of $3 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C

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and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”) regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A Plan, the Fund compensates PIMS for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. For the year ended February 29, 2004, PIMS contractually agreed to limit such expenses to .25 of 1% of the average daily net assets of the Class A shares.

Pursuant to the Class B Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets. Such expenses under the Class B Plan were .825 of 1% of the average daily net assets of the Class B shares. Effective April 30, 2003, the distributor discontinued waiver of its distribution and service (12b-1) fee of .175 of 1% of the average daily net assets of Class B shares.

Pursuant to the Class C Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets of the Class C shares. For the year ended February 29, 2004, PIMS contractually agreed to limit such expenses to .75 of 1% of the average daily net assets of the Class C shares.

PIMS has advised the Fund that it received approximately $278,000 and $65,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended February 29, 2004. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 29, 2004 it received approximately $534,700 and $36,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“The Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be incurred at

Dryden Government Income Fund, Inc.	23

Notes to Financial Statements

Cont’d

market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions (“May 2003 renewal”). The expiration date of the May 2003 renewal is April 30, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended February 29, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended February 29, 2004, the Fund incurred fees of approximately $1,456,400 for the services of PMFS. As of February 29, 2004, approximately $115,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $87,200 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) an affiliate of PI, were approximately $80,700 for the year ended February 29, 2004. As of February 29, 2004, approximately $13,400 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Securities, Inc. (“PSI”), an affiliate of PI, was the securities lending agent for the Fund for the period covering March 1, 2003 through June 30, 2003. Effective July 1, 2003, PIM is the Fund’s securities lending agent. For the year ended February 29, 2004, PSI and PIM have been compensated approximately $32,200 and $103,000, for these services, respectively.

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The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended February 29, 2004, the Fund earned gross income of $1,415,630 from the Series by investing collateral received from securities lending.

Note 4. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended February 29, 2004, were $7,950,523,019 and $8,027,420,374, respectively.

During the year ended February 29, 2004, the Fund entered into financial futures contracts. Details of open contracts at February 29, 2004 are as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 29, 2004	Unrealized Appreciation (Depreciation)
	Long Positions:
720	Eurodollar	Sept. 2004	$176,798,088	$177,435,000	$636,912
43	5 yr. U.S. T-Note	March 2004	4,853,711	4,891,922	38,211
507	U.S. T-Bond	June 2004	56,617,763	57,005,813	388,050
655	5 yr. U.S. T-Note	June 2004	73,520,967	73,626,094	105,127
1,130	Rate Swap 10 yr.	June 2004	125,247,547	126,171,563	924,016
	Short Positions:
720	Eurodollar	Sept. 2005	(173,967,912)	(174,897,000)	(929,088)
2,725	10 yr. U.S. T-Note	June 2004	(308,523,245)	(310,309,375)	(1,786,130)

					$(622,902)

Transactions in options written during the year ended February 29, 2004, were as follows:

	Contracts	Premium
Balance as of February 28, 2003	—	$—
Options written	208,927,160	1,872,177
Options expired	(208,927,160)	(1,872,177)

Balance as of February 29, 2004	—	$—

As of February 29, 2004, the Fund had securities on loan with an aggregate market value of $145,758,316. The Fund received $150,458,591 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Dryden Government Income Fund, Inc.	25

Notes to Financial Statements

Cont’d

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended February 29, 2004, the adjustments were to decrease distributions in excess of net investment income by $2,337,545, decrease accumulated realized loss on investments by $10,235,058 and decrease paid-in-capital in excess of par by $12,572,603 due to differences in the treatment of premium amortization and paydown gains and the expiration of some of the Fund’s capital loss carryforward. Net investment income, net realized losses and net assets were not affected by this change.

For the years ended February 29, 2004 and February 28, 2003, the tax character of distributions paid by the Fund of $52,114,396 and $62,911,760, respectively, was ordinary income.

As of February 29, 2004, the accumulated undistributed earnings on a tax basis consisted of $661,919 of ordinary income.

As of February 29, 2004, the Fund had a capital loss carryforward for tax purposes of approximately $54,583,000 of which, $7,671,000 expires in 2005, $3,290,000 expires in 2006, $1,537,000 expires in 2007, $20,444,000 expires in 2008 and $21,641,000 expires in 2009. Approximately $12,930,000 of the capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended February 29, 2004. Approximately $12,573,000 of its capital loss carryforward expired unused. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the Statement of Assets and Liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $8,687,000 as having occurred in the following fiscal year.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 29, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$1,408,056,447	$29,602,664	$(905,431)	$28,697,233

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes. The adjusted net unrealized appreciation on a tax basis was $29,621,249 which included other tax basis adjustments of $924,016 that were primarily attributable to futures.

Note 6. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of February 29, 2004, the Fund had a 75.7% undivided interest in the repurchase agreements in the joint account. This undivided interest for the Fund represented $132,881,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:

JP Morgan Chase Securities, Inc., 1.07%, in the principal amount of $58,514,000, repurchase price $58,519,218, due 3/1/04. The value of the collateral including accrued interest was $59,687,757.

Greenwich Capital Markets, 1.07%, in the principal amount of $58,514,000, repurchase price $58,519,218, due 3/1/04. The value of the collateral including accrued interest was $59,687,515.

UBS Securities LLC, 1.07%, in the principal amount of $58,515,000, repurchase price $58,520,218, due 3/1/04. The value of the collateral including accrued interest was $59,688,894.

Note 7. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class A shares purchased on or after March 15, 2004 will be subject to a maximum initial sales charge of 4.50%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1

Dryden Government Income Fund, Inc.	27

Notes to Financial Statements

Cont’d

million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to February 2, Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to an initial sales charge and the contingent deferred sales charge (CDSC) for Class C shares will be 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, B, C and Class Z common stock, each of which consists of 500,000,000 authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended February 29, 2004:
Shares sold	19,509,647	$182,297,896
Shares issued in reinvestment of dividends	3,045,860	28,350,274
Shares reacquired	(37,237,746)	(346,549,196)

Net increase (decrease) in shares outstanding before conversion.	(14,682,239)	(135,901,026)
Shares issued upon conversion from Class B	2,049,477	19,295,452

Net increase (decrease) in shares outstanding	(12,632,762)	$(116,605,574)

Year ended February 28, 2003:
Shares sold	24,051,136	$222,090,771
Shares issued in reinvestment of dividends	3,703,030	34,051,477
Shares reacquired	(23,653,420)	(218,203,483)

Net increase (decrease) in shares outstanding before conversion	4,100,746	37,938,765
Shares issued upon conversion from Class B	1,538,272	14,107,728

Net increase (decrease) in shares outstanding	5,639,018	$52,046,493

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Class B	Shares	Amount
Year ended February 29, 2004:
Shares sold	3,504,118	$32,898,524
Shares issued in reinvestment of dividends	530,949	4,952,714
Shares reacquired	(7,459,002)	(69,375,318)

Net increase (decrease) in shares outstanding before conversion	(3,423,935)	(31,524,080)
Shares reacquired upon conversion into Class A	(2,045,994)	(19,295,452)

Net increase (decrease) in shares outstanding	(5,469,929)	$(50,819,532)

Year ended February 28, 2003:
Shares sold	12,711,686	$117,268,468
Shares issued in reinvestment of dividends	625,550	5,771,748
Shares reacquired	(5,640,922)	(52,030,016)

Net increase (decrease) in shares outstanding before conversion	7,696,314	71,010,200
Shares reacquired upon conversion into Class A	(1,536,994)	(14,107,728)

Net increase (decrease) in shares outstanding	6,159,320	$56,902,472

Class C
Year ended February 29, 2004:
Shares sold	1,070,574	$10,062,134
Shares issued in reinvestment of dividends	74,803	697,776
Shares reacquired	(1,774,871)	(16,561,426)

Net increase (decrease) in shares outstanding	(629,494)	$(5,801,516)

Year ended February 28, 2003:
Shares sold	2,987,772	$27,607,474
Shares issued in reinvestment of dividends	88,904	820,651
Shares reacquired	(1,939,960)	(17,963,007)

Net increase (decrease) in shares outstanding	1,136,716	$10,465,118

Class Z
Year ended February 29, 2004:
Shares sold	7,512,558	$70,229,356
Shares issued in reinvestment of dividends	440,467	4,093,605
Shares reacquired	(10,460,381)	(97,353,521)

Net increase (decrease) in shares outstanding	(2,507,356)	$(23,030,560)

Year ended February 28, 2003:
Shares sold	11,083,042	$102,005,591
Shares issued in reinvestment of dividends	473,597	4,351,851
Shares reacquired	(9,243,087)	(84,802,509)

Net increase (decrease) in shares outstanding	2,313,552	$21,554,933

Note 8. Change in Independent Auditors

PricewaterhouseCoopers LLP was previously the independent auditors for the Fund. The decision to change the independent auditors was approved by the Audit Committee and by the Board of Directors in a meeting held on November 18, 2003, resulting in KPMG LLP’s appointment as independent auditors of the Fund.

The reports on the financial statements of the Fund audited by PricewaterhouseCoopers LLP through the year ended February 28, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Dryden Government Income Fund, Inc.	29

Financial Highlights

Class A
Year Ended February 29, 2004

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.47

Income (loss) from investment operations:
Net investment income	0.38
Net realized and unrealized gain (loss) on investments transactions	(0.17)

Total from investment operations	0.21

Less Distributions
Dividends from net investment income	(0.38)

Net asset value, end of year	$9.30

Total Return(a):	2.34%
Ratios/Supplemental Data:
Net assets, end of year (000)	$909,360
Average net assets (000)	$973,773
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees(b)	0.98%
Expenses, excluding distribution fee and service (12b-1) fees	0.73%
Net investment income	3.95%
For Class A, B, C and Z shares:
Portfolio turnover rate	646%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A

Year Ended February 28/29,

2003	2002	2001	2000

$9.09	$8.94	$8.41	$8.98

0.46	0.46	0.54	0.55
0.38	0.17	0.53	(0.57)

0.84	0.63	1.07	(0.02)

(0.46)	(0.48)	(0.54)	(0.55)

$9.47	$9.09	$8.94	$8.41

9.51%	7.36%	13.10%	(0.15)%

$1,046,220	$952,466	$845,525	$806,620
$990,018	$954,797	$810,113	$857,586

0.94%	0.98%	1.00%	0.94%
0.69%	0.73%	0.75%	0.69%
4.73%	5.43%	6.25%	6.39%

479%	440%	337%	68%

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	31

Financial Highlights

Cont’d

Class B
Year Ended February 29, 2004

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.49

Income (loss) from investment operations:
Net investment income	0.32
Net realized and unrealized gain (loss) on investments transactions	(0.18)

Total from investment operations	0.14

Less Distributions
Dividends from net investment income	(0.32)

Net asset value, end of year	$9.31

Total Return(a):	1.50%
Ratios/Supplemental Data:
Net assets, end of year (000)	$163,800
Average net assets (000)	$192,823
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees	1.70%
Expenses, excluding distribution fee and service (12b-1) fees	0.73%
Net investment income	3.25%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class B

Year Ended February 28/29,

2003	2002	2001	2000

$9.09	$8.95	$8.41	$8.99

0.41	0.41	0.49	0.50
0.40	0.16	0.54	(0.58)

0.81	0.57	1.03	(0.08)

(0.41)	(0.43)	(0.49)	(0.50)

$9.49	$9.09	$8.95	$8.41

9.11%	6.62%	12.58%	(0.83)%

$218,806	$153,685	$130,732	$193,394
$183,620	$134,237	$146,034	$262,863

1.52%	1.55%	1.58%	1.52%
0.69%	0.73%	0.75%	0.69%
4.12%	4.87%	5.68%	5.77%

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	33

Financial Highlights

Cont’d

Class C
Year Ended February 29, 2004

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.49

Income (loss) from investment operations:
Net investment income	0.34
Net realized and unrealized gain (loss) on investments transactions	(0.18)

Total from investment operations	0.16

Less Distributions
Dividends from net investment income	(0.34)

Net asset value, end of year	$9.31

Total Return(a):	1.72%
Ratios/Supplemental Data:
Net assets, end of year (000)	$23,572
Average net assets (000)	$27,705
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees(b)	1.48%
Expenses, excluding distribution fee and service (12b-1) fees	0.73%
Net investment income	3.47%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class C

Year Ended February 28/29,

2003	2002	2001	2000

$9.09	$8.95	$8.41	$8.99

0.41	0.42	0.50	0.51
0.40	0.16	0.54	(0.58)

0.81	0.58	1.04	(0.07)

(0.41)	(0.44)	(0.50)	(0.51)

$9.49	$9.09	$8.95	$8.41

9.20%	6.71%	12.67%	(0.76)%

$29,986	$18,405	$9,711	$8,508
$25,168	$13,454	$7,904	$9,014

1.44%	1.48%	1.50%	1.44%
0.69%	0.73%	0.75%	0.69%
4.17%	4.97%	5.75%	5.90%

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	35

Financial Highlights

Cont’d

Class Z
Year Ended February 29, 2004

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.46

Income (loss) from investment operations:
Net investment income	0.41
Net realized and unrealized gain (loss) on investments transactions	(0.18)

Total from investment operations	0.23

Less Distributions
Dividends from net investment income	(0.41)

Net asset value, end of year	$9.28

Total Return(a):	2.48%
Ratios/Supplemental Data:
Net assets, end of year (000)	$78,619
Average net assets (000)	$97,237
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees	0.73%
Expenses, excluding distribution fee and service (12b-1) fees	0.73%
Net investment income	4.22%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class Z

Year Ended February 28/29,

2003	2002	2001	2000

$9.07	$8.93	$8.40	$8.97

0.48	0.49	0.56	0.57
0.39	0.16	0.53	(0.57)

0.87	0.65	1.09	—

(0.48)	(0.51)	(0.56)	(0.57)

$9.46	$9.07	$8.93	$8.40

9.79%	7.61%	13.39%	0.09%

$103,816	$78,642	$103,523	$93,390
$86,453	$94,143	$94,635	$97,811

0.69%	0.73%	0.75%	0.69%
0.69%	0.73%	0.75%	0.69%
4.95%	5.71%	6.50%	6.64%

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	37

Independent Auditors’ Report

The Board of Directors and Shareholders of

Dryden Government Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Dryden Government Income Fund, Inc., (the “Fund”) formerly known as the Prudential Government Income Fund, Inc., including the portfolio of investments, as of February 29, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the years presented through February 29, 2003, were audited by other auditors, whose report dated, April 21, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dryden Government Income Fund, Inc. as of February 29, 2004 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

April 19, 2004

38	Visit our website at www.jennisondryden.com

Important Notice for Certain Shareholders

(Unaudited)

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 15.25% of the dividends paid by Prudential Government Income Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Dryden Government Income Fund Inc.	39

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by Prudential Investments LLC (the Manager or PI).

Independent Directors(2)

David E.A. Carson (69), Director since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Director since 2003(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (60), Director since 1993(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

40	Visit our website at www.jennisondryden.com

Robin B. Smith (64), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen D. Stoneburn (60), Director since 2003(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Director since 2003(3) Oversees 96 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (56), President since 2003 and Director since 2000(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Director since 1996(3) Oversees 179 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Dryden Government Income Fund Inc.	41

Management of the Fund

Cont’d

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Marguerite E.H. Morrison (48), Chief Legal Officer since 2003 and Assistant Secretary since 2002(3)

Principal occupations (last 5 years): Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Deborah A. Docs (46), Secretary since 1996

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (44), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

42	Visit our website at www.jennisondryden.com

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals’ length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with, the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Government Income Fund Inc.	43

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/29/04
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.76%	5.46%	5.95%	6.90%

Class B	–3.40	5.52	5.71	7.07 (7.01)

Class C	0.74	5.79	N/A	6.34

Class Z	2.48	6.56	N/A	6.46

Average Annual Total Returns (Without Sales Charges) as of 2/29/04
	One Year	Five Years	Ten Years	Since Inception
Class A	2.34%	6.32%	6.38%	7.21%

Class B	1.50	5.68	5.71	7.07 (7.01)

Class C	1.72	5.79	N/A	6.34

Class Z	2.48	6.56	N/A	6.46

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain current performance data to the most recent month-end by visiting our website at www.jennisondryden.com or by calling us at (800) 225-1825.

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 4/22/85; Class C, 8/1/94; and Class Z, 3/4/96.

The graph compares a $10,000 investment in the Dryden Government Income Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers Government Bond Index (T6 Index) by portraying the initial account

Visit our website at www.jennisondryden.com

values at the beginning of the 10-year period for Class A shares (February 29, 1994) and the account values at the end of the current fiscal year (February 29, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 29, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

Bond Index is an unmanaged index of securities issued or backed by the U.S. Government, its agencies, and instrumentalities with between 1 and 30 years remaining to maturity. It gives a broad look at how U.S. Government bonds with such maturities have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of government securities funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 29, 2004, the Fund charged a maximum front-end sales charge of 4% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after the purchase and a 12b-1 fee of up to 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. During the period ended February 29, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge, the CDSC of 1% for Class C shares purchased on or after that date will apply for 12 months from the date of purchase, and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

Dryden Government Income Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the SEC’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson•Robert F. Gunia•Robert E. La Blanc•Douglas H. McCorkindale•Richard A. Redeker • Judy A. Rice•Robin B. Smith•Stephen D. Stoneburn•Clay T. Whitehead

OFFICERS
Judy A. Rice, President•Robert F. Gunia, Vice President•Grace C. Torres, Treasurer and Principal Financial and Accounting Officer•Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary•Deborah A. Docs, Secretary•Maryanne Ryan, Anti-Money Laundering Compliance Officer•Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT AUDITORS	KPMG LLP	757 Third Avenue New York, NY 10036

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden Government Income Fund, Inc.
Share Class	A	B	C	Z	R

NASDAQ	PGVAX	PBGPX	PRICX	PGVZX	N/A
CUSIP	26243M103	26243M202	26243M301	26243M400	N/A

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling us at (800) 225-1852. The prospectus should be read carefully before investing.

Quantitative Management and Prudential Fixed Income are units of Prudential Investment Management, Inc.
(PIM). Jennison Associates and PIM are Registered Investment Advisors and Prudential Financial Companies.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Government Income Fund, Inc.
Share Class	A	B	C	Z	R

NASDAQ	PGVAX	PBGPX	PRICX	PGVZX	N/A
CUSIP	26243M103	26243M202	26243M301	26243M400	N/A

MF128E    IFS-A090099    Ed. 04/2004

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7525, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal year ended February 29, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $23,500 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended February 28, 2003, so no information for that fiscal year is provided.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
•	Federal, state and local income tax compliance; and,
•	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)-(2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 9 – Submission of Matters to a Vote of Security Holders: None.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dryden Government Income Fund (Registrant)

By (Signature and Title)*	/s/ Marguerite E.H. Morrison

Marguerite E.H. Morrison Assistant Secretary

Date April 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice

Judy A. Rice President and Principal Executive Officer

Date April 27, 2004

By (Signature and Title)*	/s/ Grace C. Torres

Grace C. Torres Treasurer and Principal Financial Officer

Date April 27, 2004

*	Print the name and title of each signing officer under his or her signature.